UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.

(Name of Registrant As Specified In Its Charter)

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RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.

5580 Peterson Lane, Suite 200

Dallas, Texas 75240

Phone: (800) 497-6059

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO

SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER

DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED

TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS

DESCRIBED HEREIN.

Dear Shareholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock of Rapid Therapeutic Science Laboratories, Inc., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our shareholders that effective on December 30, 2020, the holders of 109,200,000 shares of the Company’s common stock, representing 60.5% of the outstanding shares of the Company’s common stock as of such date, executed a written consent in lieu of the fiscal 2021 annual meeting of shareholders (the “Majority Shareholder Consent”), approving the following matters, which had previously been approved by the Board of directors of the Company on December 29, 2020, and recommended to be presented to the majority shareholders for their approval by the Board of Directors on the same date:

•the appointment of three members to our Board of Directors (the “Board”);

•the adoption of the Rapid Therapeutic Science Laboratories, Inc. 2020 Equity Incentive Plan;

•the grant of discretionary authority for our Board of Directors, without further shareholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-two and one-for-twenty, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) December 30, 2021; and (b) the date of the Company’s 2022 annual meeting of shareholders;

•the appointment of PWR CPA, LLP as our independent registered public accounting firm for the fiscal year ended March 31, 2021;

•the approval of an advisory vote on the frequency of an advisory vote on executive compensation; and

•the approval of an advisory vote on executive compensation.

This notice, the accompanying Information Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as amended by Amendment No. 1 thereto, are being made available on or about January 4, 2021 to all of our shareholders of record at the close of business on December 30, 2020.

In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our shareholders, provided that because we are making this Information Statement available on the Internet (as described below), the corporate actions will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to shareholders, which we expect to be on or approximately February 13, 2021.

The Company is pleased to utilize the Securities and Exchange Commission rules that allow issuers to furnish shareholder materials to their shareholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Information Statement Materials, on or about January 4, 2021, to our shareholders of record as of the close of business on December 30, 2020. The notice contains instructions on how to access our Information Statement and Annual Report. In addition, the notice contains instructions on how you may receive a paper copy of the Information Statement and Annual Report or elect to receive your Information Statement and Annual Report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

The enclosed Information Statement is also available at www.iproxydirect.com/RTSL. This website also includes copies of the Information Statement and the Annual Report to shareholders for the year ended March 31, 2020 and Amendment No. 1 thereto. Shareholders may also request a copy of the Information Statement and the Company’s Annual Report by contacting our main office at (800) 497-6059.

This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors

/s/ Donal R. Schmidt, Jr.
Director

Date: December 31, 2020

INFORMATION STATEMENT

TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS	1
DEFINITIONS	1
GENERAL INFORMATION	2
Dissenters’ Right of Appraisal	3
Vote Required	3
ELECTION OF DIRECTORS	3
THE COMPANY’S 2020 EQUITY INCENTIVE PLAN	5
General	5
Shares Available Under the 2020 Plan; Evergreen Provision	5
Administration	6
Eligibility	6
Option Terms	6
Terms of Restricted Stock Awards and Stock Awards	7
Terms of Performance Shares	7
Tax Withholding Adjustments	8
Termination of Service	8
Duration; Termination of the 2020 Plan	9
Effect of Certain Corporate Events	9
Federal Income Tax Consequences	10
Modification of Awards under the 2020 Plan	11
Awards planned under the 2020 Plan	11
REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO OF BETWEEN ONE-FOR-TWO AND ONE-FOR-TWENTY	12
Purpose of the Reverse Stock Split	13
Board Discretion to Implement the Reverse Stock Split	13
Effect of the Reverse Stock Split	13
Fractional Shares	15
Effective Time and Implementation of the Reverse Stock Split	15
SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.	16
Accounting Matters	16
No Appraisal Rights	16
Certain Risks Associated with the Reverse Stock Split	16
Potential Anti-Takeover Effect	17
Federal Income Tax Consequences of the Reverse Stock Split	17
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
Audit and Quarterly Review Fees	18
Audit-Related Fees	18
Tax Fees	18
All Other Fees	18

Appendices:

Appendix A – 2020 Rapid Therapeutic Science Laboratories, Inc. Equity Incentive Plan

Appendix B – Form of Amendment to Articles of Incorporation to Affect Reverse Stock Split

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of Amendment No. 1 to our Annual Report on Form 10-K/A for the fiscal year ended March 31, 2020, as filed with the Securities and Exchange Commission on August 27, 2020.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “RTSL”, refer specifically to Rapid Therapeutic Science Laboratories, Inc. and its consolidated subsidiary.

Unless the context otherwise requires, for the purposes of this Information Statement:

•“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

•“Securities Act” refers to the Securities Act of 1933, as amended.

RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.

5580 Peterson Lane, Suite 200

Dallas, Texas 75240

Phone: (800) 497-6059

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This Information Statement is being mailed on or about January 4, 2021 to the holders of record at the close of business on December 30, 2020 (the “Record Date”) of shares of the common stock of Rapid Therapeutic Science Laboratories, Inc., a Nevada corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

•the appointment of three members to our Board of Directors (the “Board”);

•the adoption of the Rapid Therapeutic Science Laboratories, Inc. 2020 Equity Incentive Plan;

•the grant of authority for our Board of Directors, without further shareholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-two and one-for-twenty, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) December 30, 2021; and (b) the date of the Company’s 2022 annual meeting of shareholders;

•the appointment of PWR CPA, LLP as our independent registered public accounting firm for the fiscal year ended March 31, 2021;

•the approval of an advisory vote on the frequency of an advisory vote on executive compensation; and

•the approval of an advisory vote on executive compensation.

Our Chief Executive Officer and director, Donal R. Schmidt, Jr. (through Diamond Head Ventures, LLC, which entity he owns and controls), and our significant shareholder, Sean P. Berrier, significant shareholders of the Company, who collectively beneficially own 109,200,000 shares of the Company’s common stock, representing 60.5% of the outstanding shares of the Company’s common stock, have executed the Majority Shareholder Consent approving the actions described above.

Each of the actions described above, as approved by the majority shareholders pursuant to the Majority Shareholder Consent effective on December 30, 2020, had previously been approved by the Board of Directors of the Company on December 29, 2020, and recommended to be presented to the majority shareholders for their approval by the Board of Directors on the same date.

The elimination of the need for a formal meeting of the shareholders to approve the actions is authorized by Section 78.320 of the Nevada Revised Statutes (“Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to Section 78.380(1)(b) of Nevada Law, an action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and pursuant to Section 78.330 of Nevada Law, and directors of every corporation must be elected at the annual meeting of the shareholders by a plurality of the votes cast at the election. In order to eliminate the costs and management time involved in holding an annual meeting and in order to affect the actions described above, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company and did in fact obtain, the written consent of the majority shareholders to approve the actions described above, pursuant to the Majority Shareholder Consent.

Notice of this Information Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2020, as filed with the Securities and Exchange Commission on June 29, 2020, as amended by Amendment No. 1 thereto filed with the Securities and Exchange Commission on August 27, 2020 (the “Form 10-K”) are being provided to shareholders as of the Record Date, on or about January 4, 2021, pursuant to the requirements of Section 14(c) of the Exchange Act. This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our shareholders of record on the Record Date. The actions approved by the majority shareholders will be effective no earlier than forty (40) days after the date this Information Statement is first sent to shareholders, which date we expect to be on or approximately February 13, 2021.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada Law are afforded to the Company’s shareholders as a result of the approval of the actions set forth above.

Vote Required

The number of votes cast in favor of the actions described above had to exceed a majority of the Company’s outstanding shares of common stock in order to approve the above actions, except for the election of directors, which required a plurality of the votes cast. As of the Record Date, the Company had outstanding 180,355,883 shares of common stock, which each vote one (1) voting share on shareholder matters, and no other voting shares. The majority shareholders voted 60.5% of our voting shares as of the Record Date via the Majority Shareholder Consent, to approve the actions described above.

ELECTION OF DIRECTORS

Pursuant to the Majority Shareholder Consent, upon recommendation of the Board, all three of the members of our Board of Directors were reelected to hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. The following is biographical information on the members of our Board of Directors:

Name	Position	Age	Director/Officer Since
Donal R. Schmidt, Jr.	Director, President and Chief Executive Officer	59	November 2019
D. Hughes Watler, Jr.	Director and Chief Financial Officer	72	November 2019
Ryan C. Johnson	Director and Chief Operating Officer	46	November 2020

Donal R. Schmidt, Jr.

Donal R. Schmidt, Jr. is the founder and President of Texas MDI, Inc. Mr. Schmidt is an attorney and Certified Public Accountant in Texas with substantial combined business experience in both fields. Mr. Schmidt has served as the Company’s Chief Executive Officer, President, and Director since November 2019.  In the last five years, he has practiced law in the Law Firm of Donal R. Schmidt, Jr., PLLC, in Dallas, Texas, as the principal.  He has previously run several successful public companies. In conjunction with his founding of TMDI, he has gained significant experience as an attorney and entrepreneur in the cannabinoid industry.  He received both M.S. and M.B.A. degrees from the University of Texas at Dallas and a J.D. degree from Texas Wesleyan (now Texas A&M) University School of Law.

Director Qualifications:

The Board of Directors believes that Mr. Schmidt is highly qualified to serve as a member of the Board due to his significant experience running public companies and his substantial understanding of the aerosol manufacturing and marketing industry in general.

D. Hughes Watler, Jr.

D. Hughes Watler, Jr. is a Certified Public Accountant in Texas and has been an independent financial and accounting consultant since January 2018.  Mr. Watler has served as the Chief Financial Officer and as a Director of the Company since November 2019.  From March 2007 to November 2017, he served as the Chief Financial Officer of Stack-It Storage, Inc. (OTCQB: STAK) and predecessor companies.  He previously served as Senior Vice President & Chief Financial Officer of Goodrich Petroleum Corporation (NYSE: GDP) from 2003 to 2006 and as a financial officer of several other public and private energy companies from 1992 to 2003.  Prior thereto, he was an audit partner with Price Waterhouse LLP and was on the firm’s audit staff.  He received a B.B.A degree from Texas A&M University and an M.P.A. degree from the University of Texas at Austin.

Director Qualifications:

Mr. Watler has served as a financial officer of many private and public companies in the past and his industry financial expertise makes him an asset to the Company and qualified to serve as director of the Company.

Ryan C. Johnson

Ryan C. Johnson, is the co-founder and President of Razor Jacket, LLC, a company that he and the other founder formed in the State of Oregon in August 2019, to research techniques for the extraction of isolates from raw hemp using their proprietary know-how.  Mr. Johnson has served as the Company’s Chief Operating Officer and as a Director of the Company since November 2020.  Since June 2017, Mr. Johnson has also been the co-founder and Managing Partner of A-Vant Garden, an Oregon company which successfully converted a roadside motel into the world’s first pharmaceutical grade cannabis cultivation facility.  Prior to that time, he was an independent cannabis industry consultant working in the State of Colorado from 2014 to June 2017. His previous experience includes serving as a civilian employee in the U.S. Department of Defense responsible for initiating government and private sector application protocols for the mitigation and decontamination of chemical and biological warfare and threats to the homeland. Mr. Johnson received a degree in Advertising and Public Relations from the University of Arkansas in 1997.

Director Qualifications:

The Board of Directors believes that Mr. Johnson is highly qualified to serve as a member of the Board due to his understanding of the extraction of isolates from raw hemp.

THE COMPANY’S 2020 EQUITY INCENTIVE PLAN

General

On December 29, 2020, the Board of Directors adopted, subject to the ratification by the majority shareholders, which ratification occurred pursuant to the Majority Shareholder Consent, effective on December 30, 2020, the Company’s 2020 Equity Incentive Plan (the “Plan” or “2020 Plan”) in the form of the attached Appendix A.

The following is a summary of the principal features of the 2020 Plan. This summary does not purport to be a complete description of all of the provisions of the 2020 Plan. It is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached as Appendix A.

The 2020 Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Shares Available Under the 2020 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2020 Plan is the sum of (i) 25,000,000 shares, and (ii) an annual increase on March 1st of each calendar year, beginning in 2022 and ending in 2030, in each case subject to the approval of the Board of Directors or the compensation committee of the Company (if any) on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) twenty-five million (25,000,000) shares of common stock; and (C) such smaller number of shares as determined by the Board of Directors or compensation committee of the of the Company (if any)(the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the compensation committee (if any) does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 250,000,000 incentive stock options may be granted pursuant to the terms of the 2020 Plan.

If an award granted under the 2020 Plan entitles a holder to receive or purchase shares of the Company’s common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2020 Plan. As a result, the shares available for granting future awards under the 2020 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2020 Plan in connection with awards previously granted under such 2020 Plan will again be available for awards under the 2020 Plan as follows: shares of the Company’s common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

In no event, however, may common stock that is surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding requirements be available for future grants under the 2020 Plan. In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2020 Plan.

The shares available for awards under the 2020 Plan will be authorized but unissued shares of the Company’s common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2020 Plan. The 2020 Plan is administered by either (a) the compensation committee of the Board (if any); or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2020 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2020 Plan.

On or after the date of grant of an award under the 2020 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2020 Plan. Incentive stock options may be granted under the 2020 Plan only to employees of the Company and its affiliates. Employees, directors and consultants of the Company and its affiliates are eligible to receive all other types of awards under the 2020 Plan.

No awards are issuable by the Company under the 2020 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $0.001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2020 Plan will be determined by the Administrator, except that no incentive stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, shareholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2020 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to shareholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2020 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant non-statutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2020 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonqualified (non-statutory stock options) granted under the 2020 Plan are not intended to qualify as incentive stock options under the Internal Revenue Code.

Terms of Restricted Stock Awards and Stock Awards

The Administrator may issue shares of restricted stock under the 2020 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have shareholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with the Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to the Company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2020 Plan will vest.

Additionally, common stock may be issued as stock awards or performance shares pursuant to the 2020 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time-to-time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator determines the terms and conditions of any award of performance shares, which shall be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that shall be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share shall have a value equal to the fair market value of a share of common stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed. Performance Objectives may vary from participant to participant and between awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned shall be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

The settlement of a performance share shall be made in cash, whole shares of common stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares shall not be transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of common stock that are delivered to a participant in settlement of any performance shares.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of the Company’s common stock or by a combination of these means.

Termination of Service

With respect to incentive stock options granted under the 2020 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2020 Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions shall be forfeited by the participant upon the participant’s termination of service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Termination of the 2020 Plan

The 2020 Plan will automatically terminate on the 10th anniversary of original approval date of the 2020 Plan (December 29, 2030). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2020 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without a grantee’s consent, materially and adversely affect that grantee’s award; or (2) without shareholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2020 Plan.

The Company’s Board of Directors may submit any other amendment to the 2020 Plan for shareholder approval if it concludes that shareholder approval is otherwise advisable.

Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2020 Plan, the Administrator will adjust or substitute awards as it determines equitable.

Change of Control Treatment. Upon the occurrence of:

(i)  the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)  the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)  in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Act of 1933, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company); and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and the Company with respect to participation in the 2020 Plan.  This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either the Company or the recipient upon the grant of an incentive stock option.  Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise.  A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise.  If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount.  If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2020 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or the Company by reason of the grant.  Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock.  If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date.  On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin.  If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of the Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Modification of Awards under the 2020 Plan

The Administrator is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period, acceleration of the vesting schedule of such awards. However, no such action may materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent.

Additionally, notwithstanding anything to the contrary in the 2020 Plan, the Company may reprice any stock option granted under the plan without the approval of the shareholders of the Company, or the holder of the option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under GAAP, or (C) canceling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any option granted under the 2020 Plan, or (2) reduce the exercise price below the fair market value of the Company’s common stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof)

In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any stock option granted under the plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the plan, such new stock option shall be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new stock option is granted. upon surrender, the stock options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other stock options.

Awards planned under the 2020 Plan

There are no current plans to issue any awards under the 2020 Plan at this time.

REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK IN A RATIO OF BETWEEN ONE-FOR-TWO AND ONE-FOR-TWENTY

Our Board and the majority shareholders, pursuant to the Majority Shareholder Consent, have authorized our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-two and one-for-twenty (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board will have sole discretion to elect, at any time before the earlier of (a) December 30, 2021; and (b) the date of our 2022 annual meeting of shareholders, as it determines to be in our best interest, whether or not to affect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.

The determination as to whether to affect the Reverse Stock Split, and which Exchange Ratio will apply, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

•listing standards under the Nasdaq Capital Market and/or NYSE American;

•existing and expected marketability and liquidity of the Company’s common stock;

•prevailing stock market conditions;

•the historical trading price and trading volume of our common stock;

•the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;

•the anticipated impact of the reverse split on our ability to raise additional financing;

•business developments affecting the Company;

•the Company’s actual or forecasted results of operations; and

•the likely effect on the market price of the Company’s common stock.

Our Board believes that shareholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than shareholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock in order to set an exchange ratio that is intended to result in a stock price in excess of $3.00 or $4.00 per share, which will allow us, subject to the Company meeting the other listing criteria, to uplist our common stock on the Nasdaq Capital Market or NYSE American. However, there can be no assurance that the Reverse Stock Split will result in our common stock trading above $3.00 or $4.00 per share for any significant period of time or that our common stock will be approved for listing on the Nasdaq Capital Market or NYSE American. If the Board determines to implement the Reverse Stock Split, we intend to disclose the terms and effective date of the Reverse Stock Split on a Current Report on Form 8-K filed with the Securities and Exchange Commission.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The form of the proposed amendment to our Articles of Incorporation to affect the Reverse Stock Split is attached to this Information Statement as Appendix B (the “Amendment”). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth above, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of such preferred stock). The form of Amendment attached hereto shall be subject to technical, administrative or similar changes and modifications as determined in the discretion of the officers of the Company, to the extent required to comply with Nevada law or affect the timing of the Reverse Stock Split, to the extent such changes and modifications do not individually or in the aggregate, adversely affect the rights of the shareholders of the Company.

Purpose of the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to increase proportionately the per share trading price of our common stock in order for us to meet the required listing standards of the NASDAQ Capital Market or the NYSE American, which require minimum trading prices of at least $3.00 or $4.00 per share.

We also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our Board of Directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be affected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its shareholders. The Board of Directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the listing standards of the NASDAQ Capital Market and NYSE American. If the Board does not act to implement the Reverse Stock Split prior to the earlier of (a) December 30, 2021; and (b) the date of our 2022 annual meeting of shareholders, the authorization for the Reverse Stock Split will be deemed withdrawn.

Effect of the Reverse Stock Split

If implemented by the Board of Directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board of Directors, which could range between one-for-two and one-for-twenty, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share on a per shareholder basis.

Except to the extent that the Reverse Stock Split would result in any shareholder receiving an additional whole share of common stock in connection with the rounding of fractional shares or any dilution to other shareholder in connection therewith, as described below, the Reverse Stock Split will not:

•affect any shareholder’s percentage ownership interest in us;

•affect any shareholder’s proportionate voting power;

•substantially affect the voting rights or other privileges of any shareholder; or

•alter the relative rights of shareholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board of Directors, the principal effects of the Reverse Stock Split are:

•the number of shares of common stock issued and outstanding will be reduced by a factor ranging between two and twenty;

•the per share exercise price will be increased by a factor between two and twenty, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock; and

•The number of shares authorized and reserved for issuance under our existing equity compensation plans (including the 2020 Plan) will be reduced proportionately.

The following table contains approximate information relating to our common stock, our outstanding warrants and the amount outstanding under the Plan, under various exchange ratio options:*

	Pre-Reverse Split	1 for 2	1 for 5	1 for 10	1 for 20
Authorized Common Stock	750,000,000	750,000,000	750,000,000	750,000,000	750,000,000
Outstanding Common Stock	180,355,883	90,177,942	36,071,177	18,035,588	9,017,794
Reserved for issuance in connection with the exercise of outstanding warrants to purchase shares of common stock	12,023,750	6,011,875	2,404,750	1,202,375	601,188
Reserved for issuance upon the conversion of outstanding convertible notes	8,085,240	4,042,620	1,617,048	808,524	404,262
Reserved for issuance in connection with the conversion of Series A Convertible Preferred Stock (none of which are outstanding)	16,500,000	8,250,000	3,300,000	1,650,000	825,000
Reserved for issuance under the 2018 Stock Plan	20,000,000	10,000,000	4,000,000	2,000,000	1,000,000
Reserved for issuance under the 2020 Equity Incentive Plan	25,000,000	12,500,000	5,000,000	2,500,000	1,250,000
Total Outstanding and Reserved Shares	261,964,873	130,982,437	52,392,975	26,196,487	13,098,244
Shares available for future issuance	488,035,127	619,017,564	697,607,025	723,803,513	736,901,756

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

Additionally, the below table sets forth the weighted average exercise price of outstanding warrants, the weighted average conversion price of outstanding convertible debt and the exchange ratio of the Series A Preferred Stock, in connection with various aggregate Exchange Ratio options:

	Pre-Reverse Split	1 for 2	1 for 5	1 for 10	1 for 20
Weighted Average Exercise Price of Outstanding Warrants	$1.00	$2.00	$5.00	$10.00	$20.00
Weighted Average Conversion Price of Outstanding Convertible Debt	$0.05	$0.10	$0.25	$0.50	$1.00
Conversion Ratio of Series A Preferred Stock (X-for-1)	1	0.5	0.2	0.1	0.05

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock (except to the extent such Reverse Stock Split adjusts the conversion ratio of such preferred stock).

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.

Additionally, as of the date of this Information Statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Shareholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, shareholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors’ effects a one-for-five split, and you held four shares of our common stock immediately prior to the effective date of the Amendment, you would hold one share of the Company’s common stock following the Reverse Stock Split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) December 30, 2021; and (b) the date of our 2022 annual meeting of shareholders.

As soon as practicable after the effective date, shareholders will be notified that the reverse split has been affected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s). Shareholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under Nevada Law, our shareholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

•The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board of Directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on December 29, 2020 of $0.79 per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-5, there can be no assurance that the post-split trading price of the Company’s common stock would be $3.95, or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

•Following the Reverse Stock Split, we may still not meet the application listing standards of the Nasdaq Capital Market or NYSE American.

•Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

•The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

•If a Reverse Stock Split is implemented by the Board of Directors, some shareholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those shareholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

•A shareholder who receives a “round up” from a fractional share to a whole share, as discussed above, may have a tax event based on the value of the “rounded up” share. The Company believes such tax event will be minimal or insignificant for most shareholders.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the Reverse Stock Split to individual shareholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. Accordingly, shareholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

•We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a shareholder will generally not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split. However, a shareholder who receives a “round up” from a fractional share to a whole share may have a tax event based on the value of the “rounded up” share provided to the shareholder. The Company believes such tax event will be minimal or insignificant for most shareholders.

•The shares of post-reverse split common stock in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that shareholder immediately prior to the Reverse Stock Split.

•A shareholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Shareholder Consent ratified the Board’s appointment of PWR CPA, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending March 31, 2021. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

Prager Metis CPA’s LLP (“Prager”), served as the Company’s independent registered public accounting firm for the year ended March 31, 2019 and for the subsequent period through March 26, 2020. Effective on that date, the Company dismissed Prager as the Company’s independent registered public accounting firm and engaged PWR CPA, LLC (“PWR”) as its new independent registered public accounting firm. Aggregate fees for professional services rendered by Prager and PWR for the fiscal years ended March 31, 2020 and 2019, were as follows:

	2020	2019
Audit and Quarterly Review Fees - Prager	$10,500	$14,500
Audit and Quarterly Review Fees - PWR	19,000	-
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
TOTAL	$29,500	$14,500

Audit and Quarterly Review Fees

Audit fees represent the aggregate fees billed for professional services rendered by our independent accounting firm for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees.

Tax Fees

Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees

All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories.

Audit Committee Pre-Approval Policies and Procedures

We do not have an audit committee. Our Board of Directors performs the function of an audit committee. Section 10A(i) of the Exchange Act prohibits our auditors from performing audit services for us as well as any services not considered to be audit services unless such services are pre-approved by our audit committee or, in cases where no such committee exists, by our Board of Directors (in lieu of an audit committee) or unless the services meet certain de minimis standards.

In order to assure continuing auditor independence, the Board of Directors periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of PWR to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

The Majority Shareholder Consent fixed the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the majority shareholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

•once every three years,

•once every two years, or

•once every year.

The majority shareholders, upon the recommendation of our Board of Directors, determined that the frequency of the shareholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believed that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our shareholders. The Board believed that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The majority shareholders concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The Board of Directors may decide in the future that it is in the best interests of our shareholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Shareholder Consent.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Shareholder Consent also approved the compensation paid to our named executive officers for the fiscal year ended March 31, 2020, as described later in this Information Statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executive officers at any time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

Principal Shareholders

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the Record Date by (i) each Named Executive Officer, as such term is defined below under “Executive and Director Compensation”, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of the Record Date, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 5580 Peterson Lane, Suite 200, Dallas, Texas 75240.

Name and Address of Beneficial Owner	Beneficial Ownership
Directors and Executive Officers	Amount	Percent
Donal R. Schmidt, Jr. (1)	54,600,000	30.3
D. Hughes Watler, Jr.	-0-	-0-
Ryan C. Johnson	-0-	-0-
Brent Willson (2)	750,000	*
Steve Bond (2)	250,000	*
All Executive Officers and Directors as a Group (three persons) (1)	54,600,000	30.3

Greater than 5% Shareholders
Sean Berrier	54,600,000	30.3
Dan F. Boone (3)	15,400,000	8.5

(1)Shares are held in the name of Diamond Head Ventures, LLC, which entity Mr. Schmidt owns and controls and which shares Mr. Schmidt has voting and dispositive control over.

(2)Col Willson and Mr. Bond both resigned as directors and officers of the Company, effective November 15, 2019.

(3)Address: 1615 West Loop 289, Lubbock, TX 79416.

* Less than 1%.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS

We do not have any executive officers who are not also members of the Board of Directors. For biographical information regarding each of our officers, and the positions such officers hold in the Company, please see the information is presented above under “Election of Directors”.

OUTSTANDING EQUITY AWARDS AT YEAR-END

There were no option or stock awards outstanding at year end.

RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed below under “Executive and Director Compensation”, which information is incorporated by reference where applicable in this “Related Party Transactions” section, the following sets forth a summary of all transactions since the beginning of the fiscal year of 2019, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2020 and 2019, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive and Director Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions with Related Persons

Texas MDI Agreements

Effective November 15, 2019, the Company and Texas MDI, Inc., a Texas corporation, which is controlled by Donal R. Schmidt, Jr., the Chief Executive Officer and Director of the Company (“TMDI”), entered into a sublicense agreement (the “Agreement”) whereby the Company acquired a sublicense from TMDI to use certain technology regarding metered dose inhalers (MDI) that TMDI has licensed from EM3 Methodologies, LLC (“EM3”) and the right to use the RxoidTM brand name owned by TMDI. TMDI has exclusive rights to research, develop, make, have made, use, offer to sell, sell, export and/or import and commercialize, the ‘Desirick Procedure’, which is a proprietary process owned by EM3 for producing MDI using hemp (and other) derivatives in the States of Texas, California, Florida and Nevada, pursuant to an Exclusive License Agreement dated October 1, 2019, by and between TMDI and EM3 (the “EM3 Exclusive License”). Pursuant to the Agreement the Company obtained substantially the same rights that TMDI had under the EM3 Exclusive License, as to the use of the ‘Desirick Procedure’ for the manufacturing of pressured MDI’s (pMDI) containing cannabis, hemp or a combination thereof in any legal jurisdiction in consideration for 140,000,000 shares of the Company’s common stock (issued in November 2019).

The term of the Agreement is from November 15, 2019 until expiration of the EM3 Exclusive License Agreement.  The expiration date of the EM3 Exclusive License Agreement is October 1, 2021, however, it is renewable for successive two-year terms, subject to the payment of additional consideration by TMDI to EM3 (which the Company has agreed to pay under the Agreement) or meeting certain continuing volume commitments. The EM3 Exclusive License Agreement can also be terminated by EM3 at any time, for any reason, with 30 days prior written notice, provided that upon such termination the exclusive rights provided under the EM3 Exclusive License Agreement continue on a non-exclusive basis for so long as the MDI’s are being manufactured or distributed in an applicable state where exclusivity previously existed. We are also required to acquire all consumable MDI’s from EM3 during the term of the EM3 Exclusive License Agreement. Pursuant to an amendment to the EM3 Exclusive License Agreement entered into in June 2020, all improvements to the ‘Desirick Procedure’ created by TMDI during the term of such agreement belong to TMDI, in consideration for 100,000 shares of the Company’s common stock.

Pursuant to the EM3 Exclusive License Agreement, TMDI has obtained an exclusive license applicable to Texas, California, Florida, and Nevada from EM3 to research, develop, make, have made, use, offer to sell, contract fill, export and/or import and commercialize certain licensed products using EM3’s proprietary Desirick Procedure which enables the production of a so-called metered dose inhaler (“MDI”) using hemp cannabinoid derivatives under the RxoidTM brand or on a white label basis. A properly formulated and corrected manufactured MDI is a proven medical technology which is a complete replacement for vape cartridges and e-cigarettes. A cannabinoid MDI which is properly developed and manufactured delivers medication directly to a user’s blood stream through the pulmonary tract.  MDIs are generally sterile, stable, will not oxidize and have a long shelf life not affected by light or temperature. MDIs require neither heat nor batteries. MDIs are efficient devices to deliver medication to humans whether systemically or topically. The Company uses only U.S. Food and Drug Administration (FDA) listed consumables (cans, valves, actuators, and propellant) and equipment in compliance with current good manufacturing processes (“cGMP”) to produce its products.  The use of excipients in the manufacture of medicine has long been held to be generally recognized as safe (GRAS) for inhalation. The Company currently has over a dozen proprietary blends of cannabinoids derived from hemp containing cannabidiol, (CBD), cannabigerol (CBG), cannabinol and/or proprietary terpenes (aromatic oils) which customers often use to help support many common complaints such as pain, inflammation, anxiety, sleep, exercise, recovery and allergies. These are sold under our nhᾱler brand, and under the product names, “chill”, “focus”, and “move”. The Company makes no claims that any of its products have any therapeutic benefits or that they treat any diseases.

During the term of the Agreement, the Company is required to advance payments to TMDI that TMDI is required to make to EM3, pursuant to the EM3 Exclusive License Agreement. The Company’s

obligation to make such advancements to TMDI is conditioned upon TMDI providing the Company with an advance notice requesting such payments, along with an accounting showing the calculations for such payments. Accordingly, the Company has an obligation to advance TMDI an amount of $200,000 as a license fee covering the first two years of the Agreement and to pay an additional $200,000 each 2 years thereafter (unless at least 100,000 MDI consumables are purchased from EM3 for use in such states during the preceding year). The Company has partially satisfied this obligation by making an equipment purchase on behalf of TMDI in the amount of $135,000, and has agreed to pay the remaining license fee of $65,000 in cash within a 24-month period. The Company has recorded the entire $200,000 license fee as an intangible asset and is amortizing it to expense on a straight-line basis over a 24-month period. The Agreement also requires that Donal R. Schmidt, Jr. continue to serve as the Chief Executive Officer of, and as a member of the Board of Directors of, the Company, during the term of the Agreement. The Agreement can be terminated by TMDI if the Company does not make efforts to commercially develop the licensed items (as described in greater detail in the Agreement), and such failure continues for 30 days after notice thereof is provided by TMDI to the Company, and either party can terminate the Agreement if the other party breaches any term of the Agreement and such breach continues for 60 days after written notice thereof is provided by the non-breaching party.  All rights under the Agreement expire upon termination thereof. The Agreement contains indemnification obligations of the parties and customary representations.

Related Party Notes

As of March 31, 2020, we had the following related party notes payable: (i) $756,535 of notes payable – related party issued mostly in early 2018 to a group of accredited investors known to the Company and to each other in connection with the acquisition of Treasury Stock, computers and equipment, and working capital financing, and (ii) $465,240 of convertible notes payable - related party, representing financing support received from some of the same accredited investors for significant corporate level transactions occurring in late 2019 and early 2018. The Company’s notes payable are described in greater detail in Note 5 to the audited financial statements. Notes to the audited financial statements are included at the end of the Original Report.

As of September 30, 2020, we had the following related party notes payable: $23,350 was owed by the Company under a promissory note payable to a company which Mr. Watler serves as an officer.

Office Space

Since November 2019, our corporate and executive offices have been located in an office space in Dallas, Texas, provided by the Company’s Chief Executive Officer at no cost or commitment to the Company.  Due to the anticipation of our needs for additional space, we entered into a third party lease agreement in April 2020 covering 4,327 square feet of laboratory and office space in a building located in Addison, Texas, approximately three miles from our corporate office.  Under the terms of the lease agreement, we have made monthly rental payments at a reduced rate from April 2020 to July 2020 and at the full monthly rate of $9,500 since August 2020.  This lease agreement is currently set to expire on December 31, 2021.  The Company anticipates that its present arrangements for office and laboratory space will continue to be satisfactory for the foreseeable future.

Review, Approval and Ratification of Related Party Transactions

Given our small size and limited financial resources, we have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant shareholders. However, all of the transactions described above were approved and ratified by our directors. In connection with the approval of the transactions described above, our directors took into account various factors, including their fiduciary duty to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available; and the terms the Company could receive from an unrelated third party.

We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional directors. On a moving forward basis, our directors will continue to approve any related party transaction based on the criteria set forth above.

Director Independence

We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the Board of Directors be “independent” and, as a result, we are not at this time required to (and we do not) have our Board of Directors comprised of a majority of “Independent Directors.”

Our Board of Directors has considered the independence of its Directors in reference to the definition of “Independent Director” established by the Nasdaq Marketplace Rule 5605(a)(2). In doing so, the Board of Directors has reviewed all commercial and other relationships of each director in making its determination as to the independence of its Directors. After such review, the Board of Directors has determined none of our directors qualifies as independent under the requirements of the Nasdaq listing standards.

CORPORATE GOVERNANCE

Family Relationships amongst Directors and Officers

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer, except as discussed below.

The October 23, 2020 Asset Purchase and Sales Agreement (the “Purchase Agreement”) entered into between the Company, Razor Jacket, LLC (“Razor Jacket”) and its owners, Frank Gill (“Gill”) and Ryan C. Johnson (“Johnson”, and collectively with Gill and Razor Jacket, the “Sellers”), requires that the Board of Directors continue to nominate Mr. Johnson as a member of the Board of Directors until the earlier of (a) Mr. Johnson’s death; (b) the date Mr. Johnson resigns as a member of the Board of Directors, and/or as an employee of the Company; (c) the date Mr. Johnson’s employment is terminated for cause; (d) the date that Mr. Johnson is disqualified as a member of the Board of Directors of the Company due to any applicable rule of a stock exchange or NASDAQ; or (e) the date that the Board of Directors (or nominating committee) of the Company, acting in good faith, determines that the nomination of Mr. Johnson as a member of the Company’s Board of Directors would violate the fiduciary duties of such members of the Board of Directors (or such nominating committee).

The sublicense agreement effective November 15, 2019, entered into by and between the Company and Texas MDI, Inc., a Texas corporation, which is controlled by Donal R. Schmidt, Jr., the Chief Executive Officer and Director of the Company (discussed in greater detail above under “Related Party Transaction”), requires that Mr. Schmidt, continue to serve as the Chief Executive Officer of, and as a member of the Board of Directors of, the Company, during the term of the Agreement. The term of the Agreement is from November 15, 2019 until expiration of the EM3 Exclusive License Agreement.  The expiration date of the EM3 Exclusive License Agreement is October 1, 2021, however, it is renewable for successive two-year terms, subject to the payment of additional consideration by TMDI to EM3 (which the Company has agreed to pay under the Agreement) or meeting certain continuing volume commitments.

Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s shareholders.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

Other Directorships

No director of the Company is also a director of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Committees of the Board

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions, nor does our Company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by our Board of Directors.

Our Company does not have any defined policy or procedural requirements for shareholders to submit recommendations or nominations for directors. Our directors believe that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The Board of Directors will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment.

Shareholder Communications with the Board

A shareholder who wishes to communicate with our Board of Directors may do so by directing a written request addressed to our Secretary, 5580 Peterson Ln., Suite 200, Dallas, Texas 75240, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct and strives to be compliant with applicable governmental laws, rules and regulations.

In lieu of an Audit Committee, the Company’s Board of Directors is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company’s internal accounting controls, practices and policies.

Compensation Recovery

Under the Sarbanes–Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy.

Code of Ethics

We have not adopted a code of ethics that applies to our principal executive officer and principal financial/ accounting officer due to our presently small size. We intend to adopt a code of ethics in the near future.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors with greater than ten percent beneficial ownership are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and directors, we believe that all reports were filed for the fiscal year, except that Donal R. Schmidt, Jr. and D. Hughes Watler, Jr. failed to timely file Form 3s in connection with their appointment as officers of the Company on November 15, 2019, which initial beneficial ownership reports have since been filed.

Director Nominations

We do not currently have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or the Nasdaq Capital Market or NYSE American rules. Our Board of Directors believes that our independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee at the current time. The independent directors will participate in the consideration and recommendation of director nominees. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders).

We have not formally established any specific minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our shareholders.

Board of Directors Meetings

During the fiscal year that ended on March 31, 2020, the Board held no formal meetings but approved a number of corporate actions by unanimous consent.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide shareholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its shareholders. As described earlier in this Information Statement, the Majority Shareholder Consent approved a non-binding proposal that the frequency of an advisory vote on our executive compensation would be held every three years together with a non-binding resolution approving our executive compensation as described elsewhere in this Information Statement.

EXECUTIVE AND DIRECTOR COMPENSATION

Effective November 15, 2019, our Board of Directors appointed Donal R. Schmidt, Jr. and D. Hughes Watler, Jr. as the sole members of our Board of Directors and as executive officers of the Company.  Messrs. Schmidt and Watler replaced Brent Willson and Steve Bond who had served in the same capacities since January 29, 2018.

The Company has not entered into any employment agreements with either Mr. Schmidt or Mr. Watler. Since November 15, 2019, Mr. Schmidt has spent a material portion of his time on his duties with the Company and has been compensated for his services on an ad hoc basis. Since November 15, 2019, Mr. Watler has spent only a portion of his time on his duties with the Company, and has been compensated on an hourly basis for his services.

The following table sets forth information concerning the compensation of (i) all individuals serving as our principal executive officer or acting in a similar capacity during the last completed fiscal year (“PEO”), regardless of compensation level; (ii) our two most highly compensated executive officers other than the PEO who were serving as executive officers at the end of the last completed fiscal year, if any; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to paragraph (ii) but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock award ($)(1)	Total ($)
Donal R. Schmidt, Jr., Chief Executive Officer (2)	2020	22,500	-0-	-0-
Brent Willson, Chief Executive Officer (3)	2019	23,486	32,250	55,736

D. Hughes Watler, Jr., Chief Financial Officer (4)	2020	10,200	-0-	10,200
Steve Bond, Chief Financial Officer (3)	2019	18,357	10,750	29,107

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any non-equity incentive plan compensation, nonqualified deferred compensation, bonus, option awards or other compensation, during the periods reported above.

(1)Represents the amortized portion of the grant date fair value of the stock awards granted to Messrs., Willson and Bond in early 2018, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) Topic 718. These amounts are determined in accordance with the provisions of FASB ASC Topic 718, rather than an amount paid to or realized by the executive officer. No such stock awards have been granted to any officers since that time.

(2)The amount shown for Donal R. Schmidt, Jr. represents the amount paid by the Company for his services in the period from November 15, 2019 to March 31, 2020, in his capacity as a contractor, not as an employee.

(3)The amounts shown for Brent Willson and Steve Bond represent amounts paid by the Company to each of them (or to his personal consulting company, in the case of Col Willson) in the year ended March 31, 2019, in their capacities as contractors, not as employees.

(4)The amount shown for D. Hughes Watler, Jr. represents the amount accrued, but not currently paid, by the Company for his services in the period from November 15, 2019 to March 31, 2020, in his capacity as a contractor, not as an employee.

We do not provide our officers or employees with pension, stock appreciation rights, long-term incentive, profit sharing, retirement or other plans, although we may adopt one or more of such plans in the future.

We do not maintain any life or disability insurance on any of our officers.

Equity Awards

The Company: (i) has not granted any stock options to its executive officers or directors from inception through the date of this Information Statement filing; (ii) did not have any outstanding equity awards as of March 31, 2020; and (iii) had no options exercised by its Named Executive Officers in the fiscal years ending March 31, 2020 and March 31, 2019.

Compensation of Directors

Our directors do not receive any compensation for serving as such, other than the consideration they receive as executive officers.  As of the date hereof, there were no other arrangements between us and our directors that resulted in our making payments to any of our directors for any services provided to us by them as directors.

Employment Agreements; Key Man Insurance and Stock Incentive Plans

Employment Agreements

The Company does not have any employment agreements currently in place with any of its executive officers, other than Mr. Johnson as described below.

Johnson Employment Agreement

On November 16, 2020, the Company entered into an Employment Agreements with Ryan C. Johnson. Mr. Johnson’s Employment Agreement provides for:

i.  An effective date of December 1, 2020;

ii.  Mr. Johnson to serve as Chief Operating Officer of the Company;

iii.  Mr. Johnson to be employed until December 1, 2021, subject to automatic yearly renewals in the event the agreement is not terminated no less than 60 days prior to any applicable renewal date;

iv.  Mr. Johnson to be paid $175,000 per year, which may be increased by management from time to time, and for Mr. Johnson to be eligible to be granted by the management of the Company or the Board of Directors, stock option or cash bonuses in the discretion of the Board and/or management;

v.  Mr. Johnson to receive additional compensation of 3% of all net sales generated directly from his actions, to the extent the Company makes a cash basis profit (non-cash expenses shall not be included in this calculation), wherein such net sales shall be calculated as gross revenue less cost of goods, less any chargebacks, refunds, returns, recalls or similar transactions from prior periods, which such additional compensation shall be paid quarterly after the close of the Company’s quarterly or annual report;

vi. Standard assignment of inventions, confidentiality requirements, non-solicitation requirements, and representations and warranties of the parties;

vii.  Three weeks of paid vacation per year (of which one week may carry forward from year-to-year);

viii.  A non-compete, in consideration for, among other things, an additional $1,000 per year of compensation, restricting him from competing against the Company or owning any percentage of any entity which is in the hemp or aerosol business, for a period until the later of (x) two years after the termination of the agreement, and (y) December 1, 2023, subject to certain exceptions;

ix.  That the Company may terminate the agreement at any time for any reason (subject to the requirement to pay severance fee, as discussed below, where applicable); and

x.  That in the event that Mr. Johnson’s employment with the Company is terminated by the Company other than due to his death, disability, the non-renewal of the agreement pursuant to its terms, or with cause (defined as his failure to substantially perform his duties, failure to comply with any written or oral direction of the Chief Executive Officer which relates to the performance of his duties, subject to certain exceptions, the commission of any criminal act which constitutes a felony or involves fraud, dishonesty, or moral turpitude, the failure to render services under the agreement due to alcohol or drug abuse, or a willful material violation of any employment policies of the Company or any material breach of any term of the employment agreement, subject where applicable under the agreement, to the right to cure such breaches), or in the event Mr. Johnson terminates the agreement for good reason (as defined in the agreement as the Company’s failure to pay any compensation due to Mr. Johnson, a reduction in his compensation without his consent, the failure of the Company to provide adequate resources to Mr. Johnson (subject to certain exceptions), or any action by the Company, except as required by law or government regulation, which would adversely affect Mr. Johnson’s ability to perform his duties under the agreement or participate in any bonus or incentive plan), the Company is required to pay Mr. Johnson 12 months of severance (based on his then base salary), payable equally in 12 monthly installments. Upon termination of the agreement for any other reason, he is due only accrued and unpaid compensation (and accrued vacation days) through the date of termination.

Prior Agreements

On January 29, 2018, the Company entered into an at-will employment agreement, which was subsequently amended, with Colonel Brent Willson pursuant to which Col. Willson agreed to serve as Chief Executive Officer and President of the Company commencing on such date. The amended agreement provided for an annual salary of $50,000. Contemporaneous with Col. Willson’s execution of the agreement, Col. Willson purchased from the Company 750,000 shares of Company common stock at a purchase price of $0.001 per share; provided that if Col. Willson’s employment with the Company is terminated the Company has the right to repurchase from Col. Willson, at a purchase price of $0.05 per share, such number of purchased shares as is equal to 750,000 multiplied by “X” divided by 36, where “X” equals 36 minus the number of whole months Col. Willson has provided services to the Company; provided further that if the Company terminates Col. Willson for “cause” all purchased shares may be repurchased by the Company for the initial purchase price paid by the Company. On November 15, 2019, Col Willson resigned as an officer and director of the Company and the contract was effectively terminated.  As of the date hereof, the Company has not exercised its repurchase right.

The Company subsequently entered into a consulting agreement with Canmore International Inc., an entity controlled by Col. Willson, to provide it with consulting, marketing, design and public relations work, pursuant to which it has agreed to pay Canmore International Inc. a fee of $100,000 per year. As of the date of Col. Willson’s resignation on November 15, 2019, the contract was effectively terminated.

On January 29, 2018, the Company entered into an at-will employment agreement with Mr. Steve Bond pursuant to which Mr. Bond agreed to serve as Chief Financial Officer of the Company commencing on such date. The agreement provided for an annual salary of $100,000. Contemporaneous with Mr. Bond’s execution of the agreement, Mr. Bond purchased from the Company 250,000 shares of Company common stock at a purchase price of $0.001 per share; provided that if Mr. Bond’s employment with the Company is terminated the Company has the right to repurchase from Mr. Bond, at a purchase price of $0.05 per share, such number of purchased shares as is equal to 750,000 multiplied by “X” divided by 36, where “X” equals 36 minus the number of whole months Mr. Bond has provided services to the Company; provided further that if the Company terminates Mr. Bond for “cause” all purchased shares may be repurchased by the Company for the initial purchase price paid by the Company. On November 15, 2019, Mr. Bond resigned as an officer and director of the Company and the contract was effectively terminated. As of the date hereof, the Company has not exercised its repurchase right.

Key Man Insurance

The Company does not hold “Key Man” life insurance on any of its officers or directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 31, 2020 with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	20,000,000	$-0-	20,000,000
Equity compensation plans not approved by security holders	-	-	-
Total	20,000,000	$-0-	20,000,000

The equity compensation plans approved by the Company’s security holders relate solely to the Company’s 2018 Stock Option Plan.

DISSENTER’S RIGHTS

Under Nevada law there are no dissenter’s rights available to our shareholders in connection with the any of the actions approved in the Majority Shareholder Consent.

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this Information Statement, we had not received notice of any shareholder proposals for the 2021 annual meeting and proposals received subsequent to the date of this Information Statement will be considered untimely. For a shareholder proposal to be considered for inclusion in our proxy or information statement for the 2021 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Rapid Therapeutic Science Laboratories, Inc.

Attention: Corporate Secretary

5580 Peterson Lane, Suite 200

Dallas, Texas 75240

Proposals of holders of our voting securities intended to be presented at our 2021 annual meeting of shareholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices described above, not earlier than the close of business on September 1, 2021, and not later than the close of business on October 1, 2021, together with written notice of the shareholder’s intention to present a proposal for action at the fiscal 2022 annual meeting of shareholders, unless our annual meeting date occurs more than 30 days before or 30 days after December 30, 2021. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Shareholder proposals must be in writing and must include (a) the name and record address of the shareholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the shareholder in such business; and (e) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to shareholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for shareholder proposals set forth in the Company’s Bylaws.

ADDITIONAL INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Exchange Act. The SEC maintains a website (http: //www.sec.gov) that contains reports, proxy and information statements and other information regarding us and other companies that file materials with the SEC electronically.

We will provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, Rapid Therapeutic Science Laboratories, Inc., 5580 Peterson Lane, Suite 200, Dallas, Texas 75240.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy or information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Rapid Therapeutic Science Laboratories, Inc., 5580 Peterson Lane, Suite 200, Dallas, Texas 75240.

Dated: December 31, 2020	RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.

	By:	/s/ Donal R. Schmidt, Jr.
Donal R. Schmidt, Jr. Chief Executive Officer

Appendix A

RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.

2020 EQUITY INCENTIVE PLAN

RAPID THERAPEUTIC SCIENCE LABORATORIES, INC.

2020 EQUITY INCENTIVE PLAN

ARTICLE I.

PREAMBLE

1.1.  This 2020 Equity Incentive Plan of Rapid Therapeutic Science Laboratories, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2.  Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3.  The Company’s Board of Directors adopted the Plan on December 29, 2020, subject to shareholder approval (the “Adoption Date”). This Plan shall be subject to shareholder approval and shall not become effective until approved by shareholders. The date of such shareholder approval shall be defined as the “Effective Date”. Shareholder approval is to be obtained in accordance with the Company’s Articles of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Adoption Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4.  The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5.  Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.

DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1.  “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2.  “Adoption Date” has the meaning given to such term in Section 1.3.

2.3.  “Administrator” means the Board or a Committee.

2.4.  “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.5.  “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

2.6.  “Available Shares” means the sum of (i) Twenty-Five Million (25,000,000) shares of Common Stock, and (ii) an annual increase on March 1st of each calendar year, beginning in 2022 and ending in 2030 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year, (B) twenty-five million (25,000,000) shares of Common Stock; and (C) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

2.7.  “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.8.  “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.9.  “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.10.  “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.11.  “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.12.  “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.13.  “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Company has a Compensation Committee and it has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.14.  “Common Stock” means the Company’s common stock.

2.15.  “Company” means Rapid Therapeutic Science Laboratories, Inc., a Nevada corporation.

2.16.  “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.17.  “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement),

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.18.  “Director” means a member of the Board of Directors of the Company.

2.19.  “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.20.   “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.21.   “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.22.   “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.23.  “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.24.  “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.25. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.25.1  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.25.2  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

2.25.3  In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

2.25.4  The Administrator may also adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.26.  “Grant Date” means, as to any Award, the latest of:

2.26.1  the date on which the Administrator authorizes the grant of the Award; or

2.26.2  the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.26.3  such other date (later than the dates described in 2.26.1 and 2.26.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.27.  “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.28.  “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.29.  “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.30.  “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.31.  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.32.  “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.33.  “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.34.  “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

2.35.  “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.36.  “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.37.  “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.38.  “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.39.  “Plan” means this Rapid Therapeutic Science Laboratories, Inc. 2020 Equity Incentive Plan, as it may be amended from time to time.

2.40.  “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.41.  “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.42.  “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.43.  “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.44.  “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.45.  “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.46.  “Share Limit” has the meaning given to such term under the definition of Available Shares, above.

2.47.  “Stock Exchange” means any stock exchange or consolidated stock price reporting system (including, but not limited to NASDAQ) on which prices for the Common Stock are quoted at any given time, and shall initially mean The NASDAQ Capital Market.

2.48.  “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.49.  “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.50.  “Ten Percent Shareholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

2.51.  “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.

ADMINISTRATION

3.1.  The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2.  The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee (if any) or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2  The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

3.2.3  In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee (if any) may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3.  Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4.  Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1  For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2  If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

3.4.4  The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

3.5.  Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6.  In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act on Form S-8, no registered shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); and (b) except where such persons provide bona fide services to the Company; and no such registered shares shall be issuable (i) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (ii) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7.  The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8.  Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9.  The total amount of shares with respect to which Awards may be granted under the Plan, the Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10.  No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the

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Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11.  The Administrator shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12.  Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

ARTICLE IV.

INCENTIVE STOCK OPTIONS

4.1.  The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1  Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2  The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3  An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i)  as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)   as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive

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Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii)   and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4  The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5  No Incentive Stock Options may be granted more than ten (10) years from the Adoption Date.

4.1.6  The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2.  The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.3.  Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

4.4.  Subject to the limitations of Section 3.4, and notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan is 250,000,000 shares (the “ISO Limit”).

ARTICLE V.

NONQUALIFIED STOCK OPTIONS

5.1.  The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1  Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2  The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair

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Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3  A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2.  The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.

INCIDENTS OF STOCK OPTIONS

6.1.  Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2.  Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

6.3.  Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

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6.4.  The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5.  The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6.  The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

6.7.  The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8.  Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the shareholders of the Company, or the holder of the Stock Option. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted, provided that no repricing may (1) increase the exercise price of any Stock Option, or (2) reduce the exercise price below the Fair Market Value of the Company’s Common Stock on the date the action is taken to reduce such exercise price (without the approval of the holder thereof).

6.9.  In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

ARTICLE VII.

RESTRICTED STOCK

7.1.  The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2.  The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1  the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

7.2.2  the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3  the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4  whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5  whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3.  Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

7.4.  In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5.  Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

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7.6.  Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7.  Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.

STOCK AWARDS

8.1.  The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2.  For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3.  Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.

PERFORMANCE SHARES

9.1.  The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

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9.2.  The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1  the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2  the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3  the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4  the form of settlement of a Performance Share.

9.3.  At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4.  Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5.  Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

9.6.  In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

9.7.  The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8.  Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

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ARTICLE X.

CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1.  Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1  all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2  all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)  all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)  the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)  upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3  all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2.  Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

10.3.  After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the

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character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.

AMENDMENT AND TERMINATION

11.1.  Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s shareholders, shall:

11.1.1  materially alter the group of persons eligible to participate in the Plan;

11.1.2  except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3  alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2.  No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

11.2.1  annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2  convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3.  If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.

SECURITIES MATTERS AND REGULATIONS

12.1.  Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

12.2.  Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration,

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

12.3.  In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

ARTICLE XIII.

SECTION 409A OF THE CODE

13.1.  Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

13.2.  With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XIV.

MISCELLANEOUS PROVISIONS

14.1.  Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

14.2.  The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

14.3.  The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4.  Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

14.5.  This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

14.6.  Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

14.7.  If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8.  The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9.  The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

14.10.  If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

14.11.  Compliance with other laws.

14.11.1  For Reporting Persons:

(i)  the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii)  all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii)  any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

14.11.2  If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3  Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12.  In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

14.13.  Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

14.14.  The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15.  Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16.  Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

14.17.  The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18.  A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

14.19.  Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

14.20.  Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21.  Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

2020 Equity Incentive Plan | Rapid Therapeutic Science Laboratories, Inc.

Appendix B

*090204*

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Rapid Therapeutic Science Laboratories, Inc. [E0093122013-4]

2. The articles have been amended as follows: (provide article numbers, if available)

Article III Authorized Capital Stock is deleted and replaced in its entirety with Article III Authorized Capital Stock set forth on the attachment hereto (which shall have no effect on any previously designated series of preferred stock)

3. The vote by which the shareholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*lf any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15

ARTICLE III

AUTHORIZED CAPITAL STOCK

3.1  The Corporation shall have the authority to issue 750,000,000 million shares of common stock having a par value of $0.001 per share (the “Common Stock”).

Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every [2 to 20, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [2 to 20, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a shareholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock (except to the extent such split adjusts the conversion ratio thereof) or the par value thereof as set forth above in the preceding paragraphs.

3.2  Preferred Stock.  The Corporation shall have the authority to issue 100,000,000 shares of preferred stock having a par value of $0.001 per share (the “Preferred Stock”).  The Board of Directors is expressly granted authority to issue shares of Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.